File No. 33-65822

                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                January 14, 2009


                           Pioneer Real Estate Shares

                          Supplement to the May 1, 2008
               Class A, Class B and Class C Shares Prospectus and
                            Class Y Shares Prospectus


Effective January 1, 2009, the fund's investment subadviser, AEW Management and Advisors, L.P., combined its business into its immediate parent company, AEW Capital Management, L.P. In connection with the reorganization, AEW Capital Management, L.P. acquired all of the assets and operations of AEW Management and Advisors, L.P., and AEW Capital Management, L.P. became the fund's subadviser. Accordingly, all references in the prospectus to AEW Management and Advisors, L.P. are hereby deleted and replaced with AEW Capital Management, L.P. The reorganization did not result in any change in portfolio management for the fund or any change in the fund's operations.













                                                                   22711-00-0109
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC